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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):                              January 26, 2005
                                                             -------------------



                          INSITUFORM TECHNOLOGIES, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                     0-10786                         13-3032158
----------------               ------------                    --------------
 (State or other               (Commission                      (IRS Employer
jurisdiction of                File Number)                 Identification  No.)
 incorporation)

   702 Spirit 40 Park Drive, Chesterfield, Missouri                    63005
------------------------------------------------------              ----------
       (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number,
including area code                                               (636) 530-8000
                                                                  --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events.
           ------------

         On February 1, 2005, Insituform Technologies, Inc. (the "Company") issued a press release announcing the promotion of the Company's Vice President and Chief Financial Officer, Christian G. Farman, to Senior Vice President and Chief Financial Officer, effective as of January 26, 2005. A copy of the press release is furnished herewith as Exhibit 99.

         The information in this Current Report on Form 8-K, including Exhibit 99, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

    (c)    Exhibits.
           --------

           See the Index to Exhibits attached hereto.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INSITUFORM TECHNOLOGIES, INC.


                                               By: /s/ David F. Morris
                                                   -----------------------------
                                                   David F. Morris
                                                   Vice President,
                                                   General Counsel and Secretary


Date: February 1, 2005


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                                INDEX TO EXHIBITS

Exhibit     Description
-------     -----------

 99         Press Release of Insituform Technologies, Inc., dated February 1,
            2005.